UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811- 7512
Dreyfus Premier Worldwide Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/07

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Premier Worldwide Growth Fund, Inc.
ANNUAL REPORT October 31, 2007

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
21	Notes to Financial Statements
29	Report of Independent Registered
Public Accounting Firm
30	Important Tax Information
31	Information About the Review and Approval
of the Fund’s Management Agreement
36	Board Members Information
39	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Premier Worldwide Growth Fund, Inc.

The Fund

A LETTER FROM THE CEO
Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Worldwide Growth Fund, Inc., covering the 12-month period from November 1, 2006, through October 31, 2007.

After an extended period of steady gains, turmoil in U.S. credit markets over the summer of 2007 has led to heightened volatility in many international equity markets. Nonetheless, fundamentals in the global economy have remained relatively robust, particularly in the “Greater China” region, and recent rate cuts in the United States helped to sustain market rebounds in many regions of the world.

While we expect the global expansion to continue, it probably will do so at a slower rate as U.S. consumer spending moderates and as some high-flying emerging markets, notably China, take steps to reduce unsustainably high growth rates by tightening their respective monetary policies. However, the U.S. dollar has declined against most major currencies throughout most of the reporting period, making investments denominated in foreign currencies more valuable for U.S. residents. Lastly, as a stubborn U.S. trade deficit and stronger economic growth in overseas markets continue to attract global capital away from U.S. markets and toward those with higher potential returns.As always, we encourage you to discuss these developments with your financial advisor, who can help you make any adjustments that may be right for your portfolio.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Thomas F. Eggers Chief Executive Officer The Dreyfus Corporation November 15, 2007
2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2006, through October 31, 2007, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

Despite heightened market turmoil in the summer, large-cap stocks produced relatively attractive returns during the reporting period as the global economy expanded robustly and multinational corporations’ earnings continued to grow. The fund’s returns trailed its benchmark, due primarily to its relatively light exposure to the strong-performing information technology and industrials sectors.

For the 12-month period ended October 31, 2007, Dreyfus Premier Worldwide Growth Fund produced total returns of 17.47% for Class A shares, 16.46% for Class B shares, 16.61% for Class C shares, 17.76% for Class I shares and 17.16% for Class T shares.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International World Index (“MSCI World Index”), provided a 20.39% total return for the same period.2

Effective June 1, 2007, Class R shares were renamed Class I shares.

The Fund’s Investment Approach

The fund invests primarily in large, well-established, multinational companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing large-cap,“blue-chip” stocks at a price we consider to be justified by a company’s fundamentals.The result is a portfolio of stocks of prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average earnings growth potential.The fund pursues a “buy-and-hold” investment strategy in which we typically buy and sell relatively few stocks during the course of the year, which may help to reduce investors’ tax liabilities and the fund’s trading costs.3

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Market Leadership Shifted Toward Large, High-Quality Companies

Stocks continued to advance for much of the reporting period on the strength of U.S. and global economic growth and rising corporate earnings. As they had for some time, investors during the reporting period’s first half continued to maintain an ample appetite for risk, which benefited shares of smaller, lower-quality companies more than the well-established blue-chip stocks that comprise the fund’s holdings.

The market environment and the fund’s relative performance began to change in June, when credit concerns in the U.S. bond market’s sub-prime mortgage sector spread to other areas of the financial markets, including global equities. Investors grew increasingly worried that intensifying weakness in U.S. housing markets and escalating defaults on sub-prime mortgages might damage the U.S. economy and, to a lesser extent, the global economy. In the ensuing market turbulence, investors engaged in a “flight to quality” in which large, high-quality companies returned to favor. We had been anticipating this shift for some time, and the fund was positioned to benefit from investors’ renewed resistance to risk.

Allocations to Financials, Energy and Consumer Staples Stocks Boosted Fund Performance

The financials area represented the top contributor to the fund’s relative performance for the reporting period, as an underweighted position in the sector enabled it to avoid the brunt of turbulence stemming from the U.S. sub-prime mortgage meltdown. Nonetheless, some of the fund’s financial stocks, such as Citigroup and UBS, were hurt in the sub-prime mortgage meltdown, as was consumer discretionary holding McGraw Hill’s Standard & Poor’s division.

The fund’s overweighted exposure to the energy sector contributed positively to the fund’s returns. Rising oil and gas prices, which reached more than $95 per barrel by the reporting period’s end, helped bolster the earnings of large, integrated energy producers such as Exxon Mobil, Chevron and ConocoPhillips. Materials company Norsk Hydro, which produces natural gas, also gained substantial value.

The fund’s consumer staples holdings fared well despite intensifying concerns regarding the impact of higher energy prices on consumers. A number of the fund’s holdings demonstrated their ability to withstand weakness in one region of the world through participation in

4

others where economic growth has remained robust.The fund achieved relatively strong results from tobacco giant Altria Group, which has attempted to unlock shareholder value by spinning off certain business units; luxury goods provider L’Oreal, which caters to high-end consumers with ample disposable income; and food producer Nestle which is benefiting from strong global positioning.

The fund’s performance was constrained during the reporting period by its underweighted position in the industrials and information technology areas, both of which produced above-average returns.The fund did not own any telecommunications stocks, which rebounded after a long period of sub-standard returns.

Positioned for New Opportunities

While we expect heightened market volatility to persist, we recently have found opportunities in a number of areas that appear poised to benefit from ongoing global growth.Accordingly, we have established a new position in technology leader Texas Instruments, which supplies microchips to the fast-growing cellular telephone industry. In the financials area, where valuations have become more attractive, we initiated a position in global banking giant HSBC Holdings. United Technologies also was added, helping to bolster the fund’s exposure to the industrials sector. Conversely, the fund eliminated its positions in Pfizer, United Parcel Service and Wal-Mart due to economic and company-specific concerns.

November 15, 2007
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International (MSCI) World Index is an
unmanaged index of global stock market performance, including the United States, Canada,
Europe,Australia, New Zealand and the Far East.
[3]	Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components) funds can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

The Fund 5

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class I shares of Dreyfus Premier Worldwide Growth Fund, Inc. on 10/31/97 to a $10,000 investment made in the Morgan Stanley Capital International World Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. Performance for Class T shares will vary from the performance of Class A, Class B, Class C, and Class I shares shown above due to differences in charges and expenses.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The Index is an unmanaged index of global stock market performance, including the United States, Canada,Australia, New Zealand and the Far East and includes net dividends reinvested. The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/07

	Inception
	Date	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (5.75%)		10.71%	13.03%	6.91%
without sales charge		17.47%	14.37%	7.55%
Class B shares
with applicable redemption charge †		12.46%	13.19%	7.08%
without redemption		16.46%	13.43%	7.08%
Class C shares
with applicable redemption charge ††		15.61%	13.52%	6.77%
without redemption		16.61%	13.52%	6.77%
Class I shares		17.76%	14.67%	7.86%
Class T shares
with applicable sales charge (4.5%)	9/30/99	11.90%	13.05%	6.84%†††
without sales charge	9/30/99	17.16%	14.10%	7.33%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The total return performance figures presented for Class T shares of the fund reflect the performance of the fund’s
Class A shares for periods prior to 9/30/99 (the inception date for Class T shares), adjusted to reflect the applicable sales load for that class and the applicable distribution/servicing fees thereafter.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Worldwide Growth Fund, Inc. from May 1, 2007 to October 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2007
	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000 †	$ 6.38	$ 10.76	$ 10.14	$ 5.08	$ 7.56
Ending value (after expenses)	$1,056.90	$1,052.30	$1,052.90	$1,058.10	$1,055.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2007

	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000 †	$ 6.26	$ 10.56	$ 9.96	$ 4.99	$ 7.43
Ending value (after expenses)	$1,019.00	$1,014.72	$1,015.32	$1,020.27	$1,017.85

† Expenses are equal to the fund’s annualized expense ratio of 1.23% for Class A, 2.08% for Class B, 1.96% for Class C, .98% for Class I and 1.46% for Class T; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS October 31, 2007
Common Stocks—99.9%	Shares	Value ($)

Consumer Discretionary—20.9%
Altria Group	552,500	40,293,825
Christian Dior	289,500	39,391,624
Diageo, ADR	165,000	15,138,750
LVMH Moet Hennessy Louis Vuitton	122,175	15,726,965
McDonald’s	217,800	13,002,660
McGraw-Hill Cos.	360,800	18,054,432
News, Cl. A	696,400	15,090,988
Pearson	300,944	4,981,552
		161,680,796
Consumer Staples—24.5%
Coca-Cola	403,100	24,895,456
Groupe Danone, ADR	1,820,000	31,194,800
L’Oreal, ADR	1,415,800	37,164,750
Nestle, ADR	305,600	35,269,296
PepsiCo	226,675	16,710,481
Procter & Gamble	330,000	22,941,600
Walgreen	518,000	20,538,700
		188,715,083
Energy—18.6%
BP, ADR	15,000	1,169,850
Chevron	310,800	28,441,308
ConocoPhillips	26,000	2,208,960
Exxon Mobil	555,008	51,055,186
Norsk Hydro, ADR	522,000	7,673,400
StatoilHydro ASA, ADR	450,068	15,338,317
Total, ADR	462,516	37,283,415
		143,170,436
Financial—14.1%
American Express	110,850	6,756,308
Ameriprise Financial	45,970	2,895,191
Assicurazioni Generali	263,890	12,524,428
Citigroup	541,284	22,679,800
Deutsche Bank	85,300	11,409,728

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Eurazeo	66,352	9,887,482
HSBC Holdings, ADR	135,000	13,435,200
JPMorgan Chase & Co.	254,100	11,942,700
UBS	200,000	10,701,330
Zurich Financial Services	20,500	6,174,965
		108,407,132
Health Care—8.1%
Abbott Laboratories	200,300	10,940,386
Johnson & Johnson	203,525	13,263,724
Novartis, ADR	78,000	4,147,260
Roche Holding, ADR	402,000	34,302,660
		62,654,030
Industrial—5.7%
Emerson Electric	190,200	9,941,754
General Electric	639,072	26,304,204
United Technologies	100,000	7,659,000
		43,904,958
Information Technology—4.4%
Intel	810,941	21,814,313
Microsoft	290,000	10,674,900
Texas Instruments	40,000	1,304,000
		33,793,213
Materials—3.6%
Air Liquide, ADR	948,236	26,085,972
Yara International, ADR	52,400	2,027,356
		28,113,328
Total Common Stocks
(cost $364,443,152)		770,438,976

10

Other Investment—.1%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,055,000)		1,055,000 [a]	1,055,000

Total Investments (cost $365,498,152)		100.0%	771,493,976
Cash and Receivables (Net)		.0%	275,670
Net Assets		100.0%	771,769,646

ADR—American Depository Receipts
[a] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †
	Value (%)		Value (%)

Consumer Staples	24.5	Industrial	5.7
Consumer Discretionary	20.9	Information Technology	4.4
Energy	18.6	Materials	3.6
Financial	14.1	Money Market Investment	.1
Health Care	8.1		100.0

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2007

				Cost	Value

Assets ($):
Investments in securities-See Statement of Investments
Unaffiliated issuers			364,443,152 770,438,976
Affiliated issuers			1,055,000		1,055,000
Receivable for investment securities sold					1,968,751
Dividends and interest receivable					330,319
Receivable for shares of Common Stock subscribed					36,430
Prepaid expenses					59,722
				773,889,198

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					926,233
Cash overdraft due to Custodian					3,243
Payable for shares of Common Stock redeemed					839,527
Interest payable—Note 2					10,618
Accrued expenses					339,931
					2,119,552

Net Assets ($)				771,769,646

Composition of Net Assets ($):
Paid-in capital				391,263,595
Accumulated undistributed investment income—net					598,975
Accumulated net realized gain (loss) on investments					(26,093,919)
Accumulated net unrealized appreciation (depreciation) on
investments and foreign currency transactions				406,000,995

Net Assets ($)				771,769,646

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Class T

Net Assets ($)	615,183,191	55,214,076	94,893,002	1,908,505	4,570,872
Shares Outstanding	12,928,887	1,224,682	2,158,825	39,710	97,181

Net Asset Value
Per Share ($)	47.58	45.08	43.96	48.06	47.03

See notes to financial statements.
12

STATEMENT OF OPERATIONS Year Ended October 31, 2007
Investment Income ($):
Income:
Cash dividends (net of $895,953 foreign taxes withheld at source):
Unaffiliated issuers	16,623,874
Affiliated issuers	39,248
Interest income	87,601
Total Income	16,750,723
Expenses:
Investment advisory fee—Note 3(a)	5,765,468
Shareholder servicing costs—Note 3(c)	3,159,014
Distribution fees—Note 3(b)	1,244,541
Prospectus and shareholders’ reports	242,611
Custodian fees—Note 3(c)	147,111
Registration fees	88,686
Professional fees	53,007
Directors’ fees and expenses—Note 3(d)	43,307
Interest expense—Note 2	26,171
Loan commitment fees—Note 2	5,899
Miscellaneous	51,793
Total Expenses	10,827,608
Less-reduction in custody fees due to earnings credits—Note 1(c)	(3,262)
Net Expenses	10,824,346
Investment Income-Net	5,926,377

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	48,112,902
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	68,305,215
Net Realized and Unrealized Gain (Loss) on Investments	116,418,117
Net Increase in Net Assets Resulting from Operations	122,344,494

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2007[a]	2006

Operations ($):
Investment income—net	5,926,377	6,273,566
Net realized gain (loss) on investments	48,112,902	56,802,780
Net unrealized appreciation
(depreciation) on investments	68,305,215	61,974,486
Net Increase (Decrease) in Net Assets
Resulting from Operations	122,344,494	125,050,832

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(4,981,532)	(8,641,653)
Class B shares	—	(668,416)
Class C shares	(1,074,861)	(822,549)
Class I shares	(19,089)	(18,508)
Class T shares	(27,305)	(49,825)
Total Dividends	(6,102,787)	(10,200,951)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	74,638,803	114,706,540
Class B shares	1,564,440	5,792,423
Class C shares	7,614,028	7,524,878
Class I shares	480,280	944,107
Class T shares	226,172	399,458
Dividends reinvested:
Class A shares	4,249,758	7,270,834
Class B shares	—	557,353
Class C shares	677,786	511,766
Class I shares	18,546	17,586
Class T shares	26,536	48,467
Cost of shares redeemed:
Class A shares	(125,355,326)	(166,931,801)
Class B shares	(54,982,192)	(81,087,983)
Class C shares	(14,310,476)	(20,313,029)
Class I shares	(688,935)	(1,379,582)
Class T shares	(395,905)	(642,256)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(106,236,485)	(132,581,239)
Total Increase (Decrease) in Net Assets	10,005,222	(17,731,358)

Net Assets ($):
Beginning of Period	761,764,424	779,495,782
End of Period	771,769,646	761,764,424
Undistributed investment income—net	598,975	775,960

14

	Year Ended October 31,

	2007[a]	2006

Capital Share Transactions:
Class Ab
Shares sold	1,718,100	3,018,366
Shares issued for dividends reinvested	100,331	200,875
Shares redeemed	(2,855,726)	(4,432,471)
Net Increase (Decrease) in Shares Outstanding	(1,037,295)	(1,213,230)

Class B [b]
Shares sold	37,939	161,120
Shares issued for dividends reinvested	—	16,091
Shares redeemed	(1,327,656)	(2,292,606)
Net Increase (Decrease) in Shares Outstanding	(1,289,717)	(2,115,395)

Class C
Shares sold	186,246	216,422
Shares issued for dividends reinvested	17,212	15,038
Shares redeemed	(350,326)	(580,436)
Net Increase (Decrease) in Shares Outstanding	(146,868)	(348,976)

Class I
Shares sold	10,832	23,706
Shares issued for dividends reinvested	435	481
Shares redeemed	(15,773)	(37,134)
Net Increase (Decrease) in Shares Outstanding	(4,506)	(12,947)

Class T
Shares sold	5,224	10,741
Shares issued for dividends reinvested	632	1,351
Shares redeemed	(9,053)	(17,267)
Net Increase (Decrease) in Shares Outstanding	(3,197)	(5,175)

a Effective June 1, 2007, the fund redesignated Class R shares to Class I shares. b During the period ended October 31, 2007, 761,420 Class B shares representing $31,483,742, were automatically converted to 724,009 Class A shares and during the period ended October 31, 2006, 1,175,666 Class B shares representing $41,542,986 were automatically converted to 1,117,242 Class A shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Class A Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	40.85	35.12	31.35	29.73	25.60
Investment Operations:
Investment income—net [a]	.41	.39	.42	.23	.21
Net realized and unrealized
gain (loss) on investments	6.68	5.91	3.83	1.79	3.92
Total from Investment Operations	7.09	6.30	4.25	2.02	4.13
Distributions:
Dividends from investment income—net	(.36)	(.57)	(.48)	(.40)	—
Net asset value, end of period	47.58	40.85	35.12	31.35	29.73

Total Return (%) [b]	17.47	18.16	13.63	6.85	16.13

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.24	1.23	1.24	1.25	1.27
Ratio of net expenses
to average net assets	1.24	1.23	1.24	1.25	1.27
Ratio of net investment income
to average net assets	.94	1.04	1.21	.73	.79
Portfolio Turnover Rate	1.21	.30	.52	.58	1.08

Net Assets, end of period ($ x 1,000)	615,183	570,586	533,041	465,536	390,243

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
See notes to financial statements.

16

		Year Ended October 31,

Class B Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	38.71	33.19	29.54	28.03	24.33
Investment Operations:
Investment income (loss)—net [a]	.05	.08	.17	(.03)	.00[b]
Net realized and unrealized
gain (loss) on investments	6.32	5.60	3.59	1.69	3.70
Total from Investment Operations	6.37	5.68	3.76	1.66	3.70
Distributions:
Dividends from investment income—net	—	(.16)	(.11)	(.15)	—
Net asset value, end of period	45.08	38.71	33.19	29.54	28.03

Total Return (%) [c]	16.46	17.16	12.73	5.96	15.21

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.09	2.08	2.06	2.07	2.05
Ratio of net expenses
to average net assets	2.09	2.08	2.06	2.07	2.05
Ratio of net investment income
(loss) to average net assets	.13	.23	.53	(.10)	.02
Portfolio Turnover Rate	1.21	.30	.52	.58	1.08

Net Assets, end of period ($ x 1,000)	55,214	97,334	153,641	295,281	432,448

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Exclusive of sales charge.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)
		Year Ended October 31,

Class C Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	38.15	32.82	29.30	27.82	24.13
Investment Operations:
Investment income (loss)—net [a]	.08	.11	.16	(.01)	.01
Net realized and unrealized gain
(loss) on investments	6.20	5.53	3.58	1.67	3.68
Total from Investment Operations	6.28	5.64	3.74	1.66	3.69
Distributions:
Dividends from investment income—net	(.47)	(.31)	(.22)	(.18)	—
Net asset value, end of period	43.96	38.15	32.82	29.30	27.82

Total Return (%) [b]	16.61	17.30	12.77	6.07	15.25

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.97	1.96	2.01	2.02	2.02
Ratio of net expenses
to average net assets	1.97	1.96	2.01	2.02	2.02
Ratio of net investment income
(loss) to average net assets	.20	.31	.48	(.05)	.04
Portfolio Turnover Rate	1.21	.30	.52	.58	1.08

Net Assets, end of period ($ x 1,000)	94,893	87,964	87,120	97,433	110,960

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

18

		Year Ended October 31,

Class I Shares	2007[a]	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	41.27	35.49	31.69	29.95	25.75
Investment Operations:
Investment income—net [b]	.52	.42	.59	.36	.29
Net realized and unrealized
gain (loss) on investments	6.75	6.01	3.80	1.81	3.91
Total from Investment Operations	7.27	6.43	4.39	2.17	4.20
Distributions:
Dividends from investment income—net	(.48)	(.65)	(.59)	(.43)	—
Net asset value, end of period	48.06	41.27	35.49	31.69	29.95

Total Return (%)	17.76	18.35	14.01	7.28	16.31

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.98	1.06	.91	.85	.96
Ratio of net expenses
to average net assets	.98	1.06	.91	.85	.96
Ratio of net investment income
to average net assets	1.17	1.19	1.74	1.14	1.10
Portfolio Turnover Rate	1.21	.30	.52	.58	1.08

Net Assets, end of period ($ x 1,000)	1,909	1,825	2,029	3,042	3,257

[a]	Effective June 1, 2007, the fund redesignated Class R shares to Class I shares.
[b]	Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)
		Year Ended October 31,

Class T Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	40.40	34.71	31.00	29.41	25.39
Investment Operations:
Investment income—net [a]	.31	.30	.33	.15	.13
Net realized and unrealized
gain (loss) on investments	6.59	5.86	3.78	1.78	3.89
Total from Investment Operations	6.90	6.16	4.11	1.93	4.02
Distributions:
Dividends from investment income—net	(.27)	(.47)	(.40)	(.34)	—
Net asset value, end of period	47.03	40.40	34.71	31.00	29.41

Total Return (%) [b]	17.16	17.90	13.38	6.58	15.83

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.47	1.46	1.49	1.49	1.50
Ratio of net expenses
to average net assets	1.47	1.46	1.49	1.49	1.50
Ratio of net investment income
to average net assets	.70	.80	.99	.49	.51
Portfolio Turnover Rate	1.21	.30	.52	.58	1.08

Net Assets, end of period ($ x 1,000)	4,571	4,056	3,664	3,931	3,403

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Worldwide Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to provide investors with long-term capital growth consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim”) serves as the fund’s sub-investment adviser.

On July 1,2007,Mellon Financial Corporation (“Mellon Financial”) and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

The fund’s Board of Directors approved the redesignation of the fund’s Class R shares as Class I shares, effective June 1, 2007.The description of the eligibility requirements for Class I shares remains the same as it was for Class R shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class I and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund no longer offers Class B shares, except in connection with dividends reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

(other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the

22

Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing

24

the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15,2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At October 31, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $8,672,764, accumulated capital losses $26,093,919 and unrealized appreciation $397,927,206.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2007. If not applied, $1,983,233 of the carryover expires in fiscal 2008, $6,194,382 expires in fiscal 2011 and $17,916,304 expires in fiscal 2012.

The tax characters of distributions paid to shareholders during the fiscal periods ended October 31, 2007 and October 31, 2006, were as follows: ordinary income $6,102,787 and $10,200,951, respectively.

During the period ended October 31, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency exchange gains and losses and other permanent book to taxes differences under the provisions of Section 382 of the Code, the fund decreased accumulated undistributed investment income-net by $575, increased accumulated net realized gain (loss) on investments by 2,238,777 and decreased paid-in capital by $2,238,202. Net assets and net asset value per share were not affected by this reclassification

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended October 31,2007,was approximately $461,000, with a related weighted average annualized interest rate of 5.72% .

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus has agreed to pay Sarofim a monthly sub-investment advisory fee, computed at the following annual rates:

Annual Fee as a Percentage of
Total Net Assets	Average Daily Net Assets
0 to $25 million	11%
$25 million up to $75 million	18%
$75 million up to $200 million	22%
$200 million up to $300 million	26%
In excess of $300 million	275%

During the period ended October 31, 2007, the Distributor retained $53,051 and $402 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $111,453 and $5,656 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under a Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2007, Class B, Class C and Class T shares were charged $546,495, $687,196 and $10,850, respectively, pursuant to the Plan.

26

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor, at an annual rate of .25% of the value of their average daily net assets for the provision of certain ser-vices.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2007, Class A, Class B, Class C and Class T shares were charged $1,495,293, $182,166, $229,065 and $10,850, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2007, the fund was charged $617,064 pursuant to the transfer agency agreement.

Effective July 1, 2007, the fund’s custodian, The Bank of New York, became an affiliate of the Manager. Under The fund’s pre-existing custody agreement with The Bank of New York, for providing custodial services for the fund for the four months ended October 31, 2007, the fund was charged $56,231. Prior to becoming an affiliate,The Bank of New York was paid $90,880 for custody services to the fund for the eight months ended June 30, 2007.

During the period ended October 31, 2007, the fund was charged $4,660 for services performed by the Chief Compliance Officer.

The components of Due to “The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $490,967, Rule 12b-1 distribution plan fees $95,934, custody fees $76,466, shareholder services plan fees $162,464, chief compliance officer fees $2,812 and transfer agency per account fees $97,590.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2007, amounted to $9,319,931 and $117,440,230, respectively.

At October 31, 2007, the cost of investments for federal income tax purposes was $373,571,941; accordingly, accumulated net unrealized appreciation on investments was $397,922,035, consisting of $406,540,024 gross unrealized appreciation and $8,617,989 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors

Dreyfus Premier Worldwide Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Worldwide Growth Fund, Inc., including the statement of investments, as of October 31, 2007 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31,2007 by correspondence with the custodian.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Worldwide Growth Fund, Inc. at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York December 10, 2007

The Fund 29

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

In accordance with federal tax law, the fund hereby designates 99.17% of the ordinary dividends paid during the fiscal year ended October 31, 2007 as qualifying for the corporate dividends received deduction. For fiscal year ended October 31, 2007, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $6,102,787 represents the maximum that may be considered qualified dividend income. Shareholders will receive notification in January 2008 of the percentage applicable to the preparation of their 2007 income tax returns.

30

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Directors held on July 24, 2007, the Board considered the re-approval for an annual period (through September 5, 2008) of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (the “Sub-Investment Advisory Agreement”) between the Manager and Fayez Sarofim & Co. (“Sarofim & Co.”) pursuant to which Sarofim & Co. provides day-today management of the fund’s investments subject to the Manager’s oversight.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager and Sarofim & Co.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement, and by Sarofim & Co. pursuant to the Sub-Investment Advisory Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex generally, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services in each distribution channel, including those of the fund.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members considered Sarofim & Co.’s research and portfolio management capabilities.The Board members also considered that the Manager provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administra-

The Fund 31

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

tive, accounting and compliance infrastructure, as well as the Manager’s supervisory activities over Sarofim & Co.

Comparative Analysis of the Fund’s Performance, Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, comparing the fund’s performance to a group of comparable funds (the “Performance Group”) and to a broader group of funds (the “Performance Universe”) selected by Lipper.The Board members had been provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe as well as the Expense Group and Expense Universe (discussed below). The Board members noted that the fund achieved a range of 2nd, 3rd, 4th and 5th quintile rankings (the first quintile being the highest performance) among its Performance Group and Performance Universe on a total return basis for the one-, two-, three-, four-, five- and ten-year time periods ended May 31, 2007.The Board members discussed with representatives of the Manager and Sarofim & Co. the investment strategy employed in the management of the fund’s assets and how that strategy affected the fund’s relative performance, particularly during periods when the fund had 4th or 5th quintile rankings. A representative of the Manager noted that high quality, mega-cap stocks had been out of favor for a long period of time but recently appear to be coming back into favor.The representatives of the Manager noted that Sarofim & Co. is an experienced Manager with a long-term “buy-and-hold” investment approach to investing in high quality companies that are predominantly “mega-cap” companies. Sarofim & Co.’s considerable reputation, based on following this investment approach, was noted. The Manager also provided the Board with the fund’s total return performance for the past ten calendar years in comparison to the MSCI World Index (the “Index”) and noted that the fund outperformed the Index in six of the last ten calendar years, including 2006.

The Board members also discussed the fund’s management fee and expense ratio compared to a comparable group of funds (the “Expense Group”) that were composed of the same funds included in the

32

Performance Group and a broader group of funds (the “Expense Universe”) each selected and provided by Lipper. The Board noted that the fund’s management fee and total expense ratio were lower than the Expense Group and Expense Universe medians.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager, Sarofim & Co. or their affiliates by other accounts managed by the Manager, Sarofim & Co. or their respective affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s and Sarofim & Co.’s perspective, as applicable, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager or Sarofim & Co. and discussed the relationship of the fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee and sub-investment advisory fee. Representatives of the Manager informed the Board members that there were no mutual funds managed by the Manager, Sarofim & Co. or their affiliates with similar investment objectives, policies and strategies as the fund.

The Board considered the fee to Sarofim & Co. in relation to the fee paid to the Manager and the respective services provided by Sarofim & Co. and the Manager.The Board also noted that Sarofim & Co.’s fee is paid by the Manager and not the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the

The Fund 33

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of a fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager and Sarofim & Co. and their affiliates from acting as investment adviser and sub-investment adviser, respectively, to the fund and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. Since the Manager, and not the fund, pays Sarofim & Co. pursuant to the Sub-Investment Advisory Agreement, the Board did not consider Sarofim & Co.’s profitability to be relevant to its deliberations. The Board members also discussed the profitability percentages determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing the fund was not unreasonable given the services provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement and Sub-Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

34

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager and Sarofim & Co. to the fund are adequate and appropriate.
  The Board noted the improvement in the fund’s performance for the one-year period ended May 31, 2007, but remained concerned with the fund’s longer-term performance. However, the Board understood that the fund’s performance was consistent with Sarofim & Co.’s investment approach during all periods, which involves investments in high quality mega-cap companies, and that, for a sig- nificant period of time, such companies have been out of favor but appear to have come back into favor recently. While management assured the Board members that portfolio management had been consistent with the strategy description in fund materials and Sarofim & Co.’s stated investment style, the Board determined to continue to closely monitor performance.
  The Board concluded that the fee paid by the fund to the Manager, and by the Manager to Sarofim & Co., were reasonable in light of the considerations described above.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were to be deter- mined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement and the Sub-Investment Advisory Agreement between the Manager and Sarofim & Co. was in the best interests of the fund and its shareholders.

The Fund 35

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

Joseph S. DiMartino (64) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 165

———————

Clifford L. Alexander, Jr. (74) Board Member (1993)

Principal Occupation During Past 5 Years:
  President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
  Chairman of the Board of Moody’s Corporation (October 2000-October 2003)

Other Board Memberships and Affiliations:

• Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 53
———————
David W. Burke (71) Board Member (2007)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations: • John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 88
———————
Peggy C. Davis (64) Board Member (1993)
Principal Occupation During Past 5 Years:
  Shad Professor of Law, New York University School of Law (1983-present)
  Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 65
36

Diane Dunst (68) Board Member (2007)

Principal Occupation During Past 5 Years:

• President, Huntting House Antiques

No. of Portfolios for which Board Member Serves: 25

———————
Ernest Kafka (74) Board Member (1993)

Principal Occupation During Past 5 Years:

  Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
  Instructor,The New York Psychoanalytic Institute (1981-present)
  Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)

No. of Portfolios for which Board Member Serves: 25

———————
Nathan Leventhal (64) Board Member (1993)

Principal Occupation During Past 5 Years:

  Commissioner, NYC Planning Commission (March 2007-present)
  Chairman of the Avery-Fisher Artist Program (November 1997-present)

Other Board Memberships and Affiliations:

  Movado Group, Inc., Director
  Mayor’s Committee on Appointments, Chairman

No. of Portfolios for which Board Member Serves: 25

———————

Jay I. Meltzer (79) Board Member (2007)

Principal Occupation During Past 5 Years:

  Physician, Internist and Specialist in Clinical Hypertension
  Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
  Faculty Associate, Center for Bioethics, Columbia

No. of Portfolios for which Board Member Serves: 25

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Daniel Rose (78) Board Member (2007)
Principal Occupation During Past 5 Years:
  Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
  Baltic-American Enterprise Fund,Vice Chairman and Director
  Harlem Educational Activities Fund, Inc., Chairman
  Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 34
———————
Warren B. Rudman (77) Board Member (2007)
Principal Occupation During Past 5 Years:
  Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul, Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
  Collins & Aikman Corporation, Director
  Boston Scientific, Director
No. of Portfolios for which Board Member Serves: 35
———————
Sander Vanocur (79) Board Member (2007)
Principal Occupation During Past 5 Years: • President, Old Owl Communications
No. of Portfolios for which Board Member Serves: 34
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member Rosalind Geresten Jacobs Emeritus Board Member

38

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since	JONI LACKS CHARATAN, Vice President
December 2006.	and Assistant Secretary since
Chief Operating Officer,Vice Chairman and a	August 2005.
Director of the Manager, and an officer of 82	Associate General Counsel of the Manager,
investment companies (comprised of 165	and an officer of 83 investment companies
portfolios) managed by the Manager. He is 59	(comprised of 182 portfolios) managed by the
years old and has been an employee of the	Manager. She is 51 years old and has been an
Manager since April 1998.	employee of the Manager since October 1988.

PHILLIP N. MAISANO, Executive Vice	JOSEPH M. CHIOFFI, Vice President and
President since July 2007.	Assistant Secretary since August 2005.
Chief Investment Officer,Vice Chair and a	Associate General Counsel of the Manager,
director of the Manager, and an officer of 82	and an officer of 83 investment companies
investment companies (comprised of 165	(comprised of 182 portfolios) managed by the
portfolios) managed by the Manager. Mr.	Manager. He is 45 years old and has been an
Maisano also is an officer and/or Board	employee of the Manager since June 2000.

member of certain other investment	JANETTE E. FARRAGHER, Vice President
management subsidiaries of The Bank of New	and Assistant Secretary since
York Mellon Corporation, each of which is an	August 2005.
affiliate of the Manager. He is 60 years old and
has been an employee of the Manager since	Associate General Counsel of the Manager,
November 2006. Prior to joining the Manager,	and an officer of 83 investment companies
Mr. Maisano served as Chairman and Chief	(comprised of 182 portfolios) managed by the
Executive Officer of EACM Advisors, an	Manager. She is 44 years old and has been an
affiliate of the Manager, since August 2004, and	employee of the Manager since February 1984.
served as Chief Executive Officer of Evaluation	JOHN B. HAMMALIAN, Vice President and
Associates, a leading institutional investment	Assistant Secretary since August 2005.
consulting firm, from 1988 until 2004.
Associate General Counsel of the Manager,
MICHAEL A. ROSENBERG, Vice President	and an officer of 83 investment companies
and Secretary since August 2005.	(comprised of 182 portfolios) managed by the
Associate General Counsel of the Manager,	Manager. He is 44 years old and has been an
and an officer of 83 investment companies	employee of the Manager since February 1991.
(comprised of 182 portfolios) managed by the	ROBERT R. MULLERY, Vice President and
Manager. He is 47 years old and has been an	Assistant Secretary since August 2005.
employee of the Manager since October 1991.
Associate General Counsel of the Manager,
JAMES BITETTO, Vice President and	and an officer of 83 investment companies
Assistant Secretary since August 2005.	(comprised of 182 portfolios) managed by the
Associate General Counsel and Secretary of	Manager. He is 55 years old and has been an
the Manager, and an officer of 83 investment	employee of the Manager since May 1986.
companies (comprised of 182 portfolios)
managed by the Manager. He is 41 years old
and has been an employee of the Manager
since December 1996.

The Fund 39

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and	GAVIN C. REILLY, Assistant Treasurer
Assistant Secretary since August 2005.	since December 2005.
Associate General Counsel of the Manager,	Tax Manager of the Investment Accounting
and an officer of 83 investment companies	and Support Department of the Manager, and
(comprised of 182 portfolios) managed by the	an officer of 83 investment companies
Manager. He is 42 years old and has been an	(comprised of 182 portfolios) managed by the
employee of the Manager since October 1990.	Manager. He is 39 years old and has been an

JAMES WINDELS, Treasurer since	employee of the Manager since April 1991.
November 2001.	JOSEPH W. CONNOLLY, Chief Compliance
Director – Mutual Fund Accounting of the	Officer since October 2004.
Manager, and an officer of 83 investment	Chief Compliance Officer of the Manager and
companies (comprised of 182 portfolios)	The Dreyfus Family of Funds (83 investment
managed by the Manager. He is 49 years old	companies, comprised of 182 portfolios). From
and has been an employee of the Manager	November 2001 through March 2004, Mr.
since April 1985.	Connolly was first Vice-President, Mutual

ROBERT ROBOL, Assistant Treasurer	Fund Servicing for Mellon Global Securities
since August 2005.	Services. In that capacity, Mr. Connolly was
responsible for managing Mellon’s Custody,
Senior Accounting Manager – Money Market	Fund Accounting and Fund Administration
and Municipal Bond Funds of the Manager,	services to third-party mutual fund clients. He
and an officer of 83 investment companies	is 50 years old and has served in various
(comprised of 182 portfolios) managed by the	capacities with the Manager since 1980,
Manager. He is 43 years old and has been an	including manager of the firm’s Fund
employee of the Manager since October 1988.	Accounting Department from 1997 through
ROBERT SALVIOLO, Assistant Treasurer	October 2001.
since May 2007.	WILLIAM GERMENIS, Anti-Money
Senior Accounting Manager – Equity Funds of	Laundering Compliance Officer since
the Manager, and an officer of 83 investment	October 2002.
companies (comprised of 182 portfolios)	Vice President and Anti-Money Laundering
managed by the Manager. He is 40 years old	Compliance Officer of the Distributor, and the
and has been an employee of the Manager	Anti-Money Laundering Compliance Officer
since June 1989.	of 79 investment companies (comprised of 178
ROBERT SVAGNA, Assistant Treasurer	portfolios) managed by the Manager. He is 37
since December 2002.	years old and has been an employee of the
Distributor since October 1998.
Senior Accounting Manager – Equity Funds of
the Manager, and an officer of 83 investment
companies (comprised of 182 portfolios)
managed by the Manager. He is 40 years old
and has been an employee of the Manager
since November 1990.

40

For More Information

Ticker Symbols:	Class A: PGROX	Class B: PGWBX	Class C: PGRCX
	Class I: DPWRX	Class T: DPWTX

Telephone Call your financial representative or 1-800-554-4611 Mail The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2007, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 MBSC Securities Corporation

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. Di Martino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Di Martino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,166 in 2006 and $30,166 in 2007.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2006 and $0 in 2007.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $4,367 in 2006 and $3,130 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $5,294 in 2006 and $ 0 in 2007. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $436,321 in 2006 and $1,627,514 in 2007.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Worldwide Growth Fund, Inc.

By:	/s/ J. David Officer
J. David Officer
President

Date:	December 18, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	December 18, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	December 18, 2007

EXHIBIT INDEX

	(a)(1)	Code of ethics referred to in Item 2.

	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)